UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2006

Duckwall-ALCO Stores, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage

Abilene, Kansas 67410

(Address of principal executive offices) (Zip Code)

(785) 263-3350

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 24, 2006, Duckwall-ALCO Stores, Inc. (the "Company") announced that it entered into an employment agreement dated March 23, 2006, with Michael S. Marcus (the "Employment Agreement"). On March 23, 2006, the Company's Board of Directors appointed Mr. Marcus as the Company's new Vice President—Finance and Treasurer and designated Mr. Marcus as the Company's Chief Financial Officer and Chief Accounting Officer.

Mr. Marcus, age 51, has been with the Company since 2004, serving as Financial Planning Manager. He has 17 years experience in the retail industry, most recently serving as Vice President and chief financial officer for Weiner’s Stores, Inc., in Houston, Texas. Mr. Marcus will be responsible for all finance and accounting functions for the Company.

A copy of the press release containing the announcement is filed with this Current Report as Exhibit 99.1 and is incorporated by reference herein.

The Employment Agreement is effective as of February 1, 2006, and has a term ending on January 31, 2007, with successive one year renewals unless terminated 60 days prior to the end of the applicable term. The Employment Agreement may be terminated prior to the end of the term by Mr. Marcus upon 30 days prior written notice to the Company and by the Company at any time.

Under the Employment Agreement, Mr. Marcus covenants during the term of the Employment Agreement, and for two years after its term ends, not to (a) compete with the Company, or (b) solicit the Company's employees or customers. Mr. Marcus also agrees to keep proprietary information of the Company confidential during and after the term of the Employment Agreement.

The Company will pay Mr. Marcus an annual base salary of $120,000. Mr. Marcus is eligible for a performance bonus equal to 30% of his base pay.

The above is only a summary of the material terms of Mr. Marcus's employment agreement with the Company and is subject in its entirety to the actual Employment Agreement, a copy of which is filed under Item 9.01 of this Current Report as Exhibit 10.1 and is incorporated by reference herein.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See Item 1.02, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Employment Agreement dated as of March 23, 2006, between Duckwall-ALCO Stores, Inc. and Michael S. Marcus.

99.1	Press Release dated March 24, 2006, furnished solely for the purpose of incorporation by reference into Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCKWALL-ALCO STORES, INC.

Date: March 28, 2006	By: /s/ Charles E. Bogan
Charles E. Bogan, Vice President